UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  September 15, 2014

CREDIT ACCEPTANCE CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	000-20202	38-1999511
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25505 West Twelve Mile Road
Southfield, Michigan		48034-8339
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:   248-353-2700

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth below under Item 2.03 is hereby incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 15, 2014, Credit Acceptance Corporation (referred to as the “Company”, “Credit Acceptance”, “we”, “our”, or “us”) executed the Amended and Restated Loan and Security Agreement (the “Revolving Warehouse Amendment”), dated as of September 15, 2014, among the Company, CAC Warehouse Funding LLC V, Fifth Third Bank and Systems & Services Technologies, Inc. In connection with the Revolving Warehouse Amendment, we formed a new wholly owned subsidiary, CAC Warehouse Funding LLC V which replaced CAC Warehouse Funding III, LLC. The Revolving Warehouse Amendment has extended the date on which the facility will cease to revolve from September 10, 2015 to September 10, 2017. The maturity of the facility was also extended from September 10, 2017 to September 10, 2019. There were no other material changes to the terms of the facility.

The terms and conditions of this transaction are set forth in the agreements attached hereto as Exhibits 4.127, 4.128, and 4.129 to this Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

4.127	Amended and Restated Loan and Security Agreement, dated as of September 15, 2014 among the Company, CAC Warehouse Funding LLC V, Fifth Third Bank and Systems & Services Technologies, Inc.

4.128	Amended and Restated Backup Servicing Agreement, dated as of September 15, 2014 among the Company, CAC Warehouse Funding LLC V, Fifth Third Bank and Systems & Services Technologies, Inc.

4.129	Amended and Restated Contribution Agreement, dated as of September 15, 2014 between the Company and CAC Warehouse Funding LLC V.

99.1	Press Release dated September 15, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT ACCEPTANCE CORPORATION

Date: September 18, 2014	By:	/s/ Douglas W. Busk
Douglas W. Busk
Senior Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
4.127	Amended and Restated Loan and Security Agreement, dated as of September 15, 2014 among the Company, CAC Warehouse Funding LLC V, Fifth Third Bank and Systems & Services Technologies, Inc.
4.128	Amended and Restated Backup Servicing Agreement, dated as of September 15, 2014 among the Company, CAC Warehouse Funding LLC V, Fifth Third Bank and Systems & Services Technologies, Inc.
4.129	Amended and Restated Contribution Agreement, dated as of September 15, 2014 between the Company and CAC Warehouse Funding LLC V.
99.1	Press Release dated September 15, 2014